UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29,2005

                                NO BORDERS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



           Nevada                     000-27323                     88-0429812
---------------------------      ----------------------    -------------------
(State of other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                     Identification No.)


                  18301 Von Karman ,Suite 1000, Irvine CA 92612
                    (Address of Principal Executive Offices)

                                  949-251-0722
               Registrant's telephone number, including area code:


                       100 Market Street, Venice CA 90291
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_|   Written communications pursuant t

o     Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

We entered into an Amendment to the Stock Purchase and Strategic Alliance Agreement which we had consummated with Infospan Inc, ("Infospan"), dated September 27, 2005 (the "Agreement") as such Agreement was reported in our 8K filing of October 5, 2005 , amendment made as of December 29,2005 and as further amended on February 6, 2006. Such amendments to the Agreement (referred to herein as the "Amendment") served to revise certain provisions originally included in the Agreement and add various other provisions to that Agreement..

Pursuant to the Amendment, Infospan agreed to provide us with assistance through Infospan's experienced technology personnel to accelerate the full integration our Platform with open debit card systems, interfacing with banks issuing cards in countries outside of the US, all to facilitate the accelerated integration of our Platform with Infospan's business operations in various foreign territories. Any development work product generated by Infospan personnel will be owned equally by Infospan and No Borders.

In addition, Infospan agreed to pay for the development of interfaces between our Platform and up to three different foreign banks upon completion of the Platform for implementation in the foreign country.

Infospan also guaranteed a $500,000 loan to us from investors Infospan brought to us;

Moreover, Infospan agreed to provide and has been providing its senior management team to assist us in re-structuring our company in a professional manner in order to facilitate anticipated exponential growth while stressing focus on each activity we undertakes and a full analysis before undertaking any specific activity. To further assist in this connection, Infospan is providing us with consultants to provide management structure and focus, with the goal that these consultants or others will replace the current senior management team, starting with the our CEO.

We have granted Infospan a non exclusive license to use our Platform and/or license the rights to affiliated entities outside the US which are formed by Infospan (other than in Pakistan and Mexico) and which utilize our Platform. provided that we agree not to grant a license in other areas of the world where Infospan or its affiliates are then operating a business using our Platform. The Amendment eliminates our obligation to contribute our Platform and technology to an entity which in the future is formed outside the United States.

Infospan also agreed to assist us in securing agreements with financial institutions in foreign countries where Infospan affiliates operate using our Platform, inclusive of Dubai and Pakistan, with the purpose of providing us with resources to facilitate the marketing and distribution of our U.S. Bank issued stored value cards to immigrants from those countries, especially targeting those immigrants sending money back home.

Infospan has also agreed that it or its Affiliate intend to purchase back the securities and rights we had previously granted Bridgepoint Partners LP and Miller Investments, LLC. The agreement with Bridgepoint Partners LP and Miller Investments LLC were reported in our 8K filing dated September 29, 2005, and the amendment to such agreements were reported in our 8K filing dated October 25, 2005..

Infospan received shares of our common stock sufficient in number to provide it a majority of our issued and outstanding shares. Thus we have issued an additional 70 million restricted shares of our common stock to Infospan Inc. \

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

NOT APPLICABLE

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

The parties intended the above issuance of shares to InfoSpan to be exempt from the registration requirements under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act. No Borders reliance upon this exemption is predicated in part upon InfoSpan's representations as set forth in the Agreement. InfoSpan represented that it is acquiring the shares for investment purposes only and not with a view to, or the sale in connection with, a distribution, as that term is used in Section 2(11) of the Act or any state securities laws. InfoSpan further represented that (a) it does not constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and (b) it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended InfoSpan also represented that it was knowledgeable, sophisticated and experienced in making investment decisions of this kind and received adequate information about No Borders, or had adequate access to information about us.

An appropriate legend was affixed to the certificate representing the shares so issued.debenture and warrant issued in the private placement. Each investor represented that it was knowledgeable, sophisticated and experienced in making investment decisions of this kind and received adequate information about No Borders, or had adequate access to information about us.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

      As a result of our issuance to InfoSpan, Inc. of additional shares of our common stock as described in Items 1.01 and 3.02, InfoSpan is the record owner of 95,955,000 shares of our common stock, which constitutes 56.4% of our issued and outstanding shares of common stock..

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits. The Amendment and Schedules to the Agreement are not included and shall be filed as Exhibits to the Form 10K we shall file for the period ending December 31, 2005.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NO BORDERS, INC.

Date:February 8, 2006              By:   /s/ Raul Hinojosa
                                          -------------------------------------
                                          Raul Hinojosa
                                          President